                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                     FORM 8-K/A

                       AMENDMENT TO APPLICATION OR REPORT
                  FILED PURSUANT TO SECTION 12, 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         CARRAMERICA REALTY CORPORATION
                         ------------------------------
               (Exact name of registrant as specified in charter)

                                AMENDMENT NO. 1

         The undersigned registrant hereby amends Item 7(b) of its Current Report on Form 8-K filed with the Commission on April 10, 1996 as set forth in the pages attached hereto, to file an audited historical summary of operating revenue and expenses of AT&T Center for the year ended December 31, 1995 and an unaudited pro forma condensed consolidated balance sheet and statement of operations reflecting the acquisition by registrant of the eight building office complex containing approximately 1,082,000 square feet (the "Property") known as AT&T Center located in Pleasanton, California, a suburban sub-market of San Francisco's East Bay. The total cost of the Property was approximately $109.4 million.

Date:  May 13, 1996


                                           CARRAMERICA REALTY CORPORATION


                                           By:     /s/ Brian K. Fields
                                                   -------------------
                                                   Brian K. Fields
                                                   Chief Financial Officer

                 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b)     Pro Forma Financial Information

         CarrAmerica Realty Corporation hereby amends Item 7(b) of its Current Report on Form 8-K filed with the Commission on April 10, 1996 as set forth in the pages attached hereto, to file an audited historical summary of operating revenue and expenses of AT&T Center for the year ended December 31, 1995 and an unaudited pro forma condensed consolidated balance sheet and statement of operations reflecting the acquisition by registrant of the eight building office complex containing approximately 1,082,000 square feet known as AT&T Center located in Pleasanton, California, a suburban sub-market of San Francisco's
East Bay.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               DECEMBER 31, 1995

                                  (UNAUDITED)


         On March 29, 1996, CarrAmerica Realty Corporation (the Company), formerly Carr Realty Corporation, acquired an eight-building, 1,082,032 square foot office complex known as AT&T Center. The cost of the acquisition of $109,375,496 was paid with borrowings of $108,666,520, cash on hand of $554,259 and assumption of certain liabilities.

         This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the purchase of AT&T Center had been consummated on December 31, 1995. In management's opinion, all adjustments necessary to reflect the effects of the aforementioned purchase transaction have been made.

         This unaudited pro forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at December 31, 1995, nor does it purport to represent the future financial position of the Company.


                                                            Pro Forma        Pro Forma
                                         Historical (A)  Adjustments (B)    Consolidated
                                         --------------  --------------     ------------
                                                          (In thousands)
     ASSETS
Rental property, net                     $  381,716        $  109,375         $  491,091
Restricted and unrestricted cash             11,466              (907)            10,559
Other assets                                 65,678               353             66,031
                                            -------           -------            -------
                                         $  458,860        $  108,821         $  567,681
                                            =======           =======            =======

     LIABILITIES
Debt                                     $  317,374        $  108,667         $  426,041
Other liabilities                            11,093              154              11,247
                                            -------           -------            -------
                                            328,467           108,821            437,288
                                            -------           -------            -------

Minority interest                            34,850            -                  34,850
                                            -------           -------            -------

   STOCKHOLDERS' EQUITY
Common stock                                    134            -                     134
Additional paid-in capital                  126,835            -                 126,835
Dividends in excess of earnings             (31,426)           -                 (31,426)
                                            -------           -------            -------
                                             95,543            -                  95,543
                                            -------           -------            -------
                                         $  458,860        $  108,821         $  567,681
                                            =======           =======            =======

NOTES:

(A) Reflects the Company's historical consolidated balance sheet as of December 31, 1995.

(B) Reflects the net purchase of the office building known as AT&T Center ($108,763) financed by a line of credit ($108,667) and the assumption of certain accounts payable and other liabilities ($154). Also reflects payment of deferred financing costs ($353). Rental property adjustment includes closing costs ($34), acquisition costs ($554), and the assumption of accrued expenses at time of purchase ($24).

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                  (UNAUDITED)


     This unaudited pro forma Condensed Consolidated Statement of Operations is presented as if the purchase of the office buildings known as AT&T Center had been consummated as of January 1, 1995.

     This unaudited pro forma Condensed Consolidated Statement of Operations should be read in conjunction with the Historical Summary of Operating Revenue and Expenses of AT&T Center and Notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the purchase transaction described above have been made.

     This unaudited pro forma Condensed Consolidated Statement of Operations is not necessarily indicative of what actual results of operations of the Company would have been assuming the purchase of AT&T Center had been consummated as of January 1, 1995, nor does it purport to represent the results of operations for future periods.


                                                                 For the year ended December 31, 1995
                                               ------------------------------------------------------------------
                                                      Historical
                                                     Statement of              Pro Forma             Pro Forma
                                                    Operations (A)          Adjustments (B)         Consolidated
                                               --------------------         ---------------        --------------
                                                                (in thousands, except per share data)
Real estate operating revenue:
   Rental revenue                                         89,539                 16,269 (1)            105,808
   Real estate service income                             11,315                   -                    11,315
                                                        ---------               ---------            -----------
     Total revenue                                       100,854                 16,269                117,123
                                                        ---------               ---------            -----------
Real estate operating expenses:
   Property operating expenses                            31,579                    159 (1,4)           31,738
   Interest expense                                       21,873                  6,357 (5)             28,230
   General and administrative                             10,711                   -                    10,711
   Depreciation and amortization                          18,495                  8,478 (2,3)           26,973
                                                        ---------               ---------            -----------
     Total operating expenses                             82,658                 14,994                 97,652
                                                        ---------               ---------            -----------

     Real estate operating income                         18,196                  1,275                 19,471

Other operating expenses                                    (912)                  -                      (912)

     Net operating income before                        ---------               ---------            -----------
        minority interest                                 17,284                  1,275                 18,559

Minority interest in earnings                             (5,217)                  -                    (5,217)

                                                        ---------               ---------            -----------
     Net income                                        $  12,067               $  1,275              $  13,342
                                                        =========               =========            ===========

Net income per common share (C)                        $    0.90                                     $    1.00
                                                        =========                                    ===========


Notes:
(A) Reflects the Company's historical consolidated statement of operations for the year ended December 31, 1995.
(B) Pro forma adjustments for the purchase of the office building known as AT&T Center reflect:
   (1) the historical operating activity of AT&T Center for the year ended December 31, 1995;
   (2) the depreciation expense for AT&T Center based on the new accounting basis for the rental property acquired ($8,125);
   (3) the amortization expense of deferred loan costs incurred in obtaining the line of credit ($353);
   (4) the elimination of the management fee expense that will not be incurred by the Company upon purchase of the property;
   (5) the interest expense on the line of credit used to finance the purchase. The subsequent repayment of this line of credit with proceeds from a subsequent common stock issuance has not been reflected in the pro forma Condensed Consolidated Statement of Operations.
(C) Based upon 13,338,080 shares of Common Stock outstanding on a weighted average basis during the year ended December 31, 1995.

         AT&T CENTER

         HISTORICAL SUMMARY OF OPERATING REVENUE AND EXPENSES

         DECEMBER 31, 1995

         (WITH INDEPENDENT AUDITORS' REPORT THEREON)

[KPMG PEAT MARWICK LLP LETTERHEAD]

INDEPENDENT AUDITORS' REPORT



The Board of Directors
Carr Realty Corporation:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 1, of AT&T Center for the year ended December 31, 1995. This historical summary is the responsibility of the Company's management. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of AT&T Center.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses, as defined in note 1, of AT&T Center for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG PEAT MARWICK LLP

Washington, D.C.
April 29, 1996

AT&T CENTER

Historical Summary of Operating Revenue and Expenses

Year ended December 31, 1995

(In thousands)


=======================================================================================

Operating revenue:
         Minimum base rent                                                   $ 16,016
         Recoveries from tenants                                                  253
- ---------------------------------------------------------------------------------------

Total rental revenue                                                           16,269
- ---------------------------------------------------------------------------------------

Operating expenses:
         Management fees                                                           94
         Owners' association fees                                                 159
- ---------------------------------------------------------------------------------------

Total operating expenses                                                          253
- ---------------------------------------------------------------------------------------

Operating revenue in excess of operating expenses                            $ 16,016
=======================================================================================

See accompanying notes to historical summary of operating revenue and expenses.

AT&T CENTER

Notes to Historical Summary of Operating Revenue and Expenses

Year ended December 31, 1995

(Dollars in thousands)

================================================================================

  (1)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         DESCRIPTION OF THE PROPERTY

         AT&T Center is an eight-building office complex located in Pleasanton, California, containing approximately 1,082,000 square feet of office space. At December 31, 1995 100 percent of the office space was leased to AT&T under ten leases expiring from February 1998 through April 1999. Under the terms of the leases AT&T is responsible for payment of all operating expenses except owners' association fees, for which AT&T reimburses the owner of the buildings.

         BASIS OF PRESENTATION

         The accompanying historical summary of operating revenue and expenses is not representative of the actual operations for the periods presented, as certain revenues and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the building, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of AT&T Center have been excluded from expenses. Management is not aware of any material factors relating to AT&T Center that would cause the historical summary of operating revenue and expenses to not be indicative of future operating results of the building.

         REVENUE RECOGNITION

         Revenue from rental operations is recognized straight-line over the terms of the respective leases.


  (2)    ACQUISITION TRANSACTION

         CarrAmerica Realty Corporation acquired AT&T Center on March 29, 1996.






                                                                    (Continued)

AT&T CENTER

Notes to Historical Summary of Operating Revenue and Expenses

================================================================================

  (3) PROFORMA TAXABLE OPERATING RESULTS AND CASH AVAILABLE FROM OPERATIONS (UNAUDITED)

         The unaudited proforma table reflects the taxable operating results and cash available from operations of AT&T Center for the year ended December 31, 1995, as adjusted for certain items which can be factually supported. For purposes of presenting proforma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the building is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

         Proforma net operating income (exclusive of depreciation and amortization expense)           $ 15,598
         Less-estimated depreciation and amortization expense                                            1,960
         ------------------------------------------------------------------------------------------------------

         Proforma taxable operating income                                                            $ 13,638
         ======================================================================================================

         Proforma cash available from operations                                                      $ 15,598
         ======================================================================================================


================================================================================



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